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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): JUNE 25, 2003

                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW JERSEY                 0-10039         22-2267658
(State or Other Jurisdiction      (Commission      (I.R.S. Employer
         of Incorporation)         File Number)     Identification Number)


         665 BROADWAY, NEW YORK, NEW YORK                              10012
         (Address of Registrant's Principal Executive Offices)       (Zip Code)

                                 (212) 477-1700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Effective as of June 25, 2003, Robert Priddy resigned as a director and Chairman of the Board of Directors and each of Stephen J. Warner and Harold S. Blue resigned as a director of eB2B Commerce, Inc. (the "Company"). At a meeting of the Board of Directors held on June 25, 2003, Richard S. Cohan, a current director and Chief Executive Officer of the Company, was elected to the post of Chairman of the Board to fill the vacancy caused by Mr. Priddy's resignation.

     The Board of Directors of the Company currently consists of: Richard S. Cohan (Chairman) and Thom Waye.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 26, 2003

                                            eB2B Commerce, Inc.


                                            By: /S/ RICHARD S. COHAN
                                                ------------------------
                                            Name:  Richard S. Cohan
                                            Title: Chief Executive Officer and
                                                   President